UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2006 (November 8, 2006)

Double Eagle Petroleum Co.
 (Exact name of registrant as specified in its charter)

Maryland	000-06529	83-0214692
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

777 Overland Trail (P.O. Box 766), Casper, Wyoming 82601
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (307) 237-9330

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

As disclosed in Item 2.02 above on November 8, 2006, the Company issued a press release entitled “Double Eagle Petroleum Reports 3rd Quarter Results”. The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.      Financial Statements and Exhibits.

Exhibit 99.1     Press Release dated November 8, 2006.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 8, 2006

DOUBLE EAGLE PETROLEUM CO.

By:/s/ Stephen Hollis Stephen Hollis, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number                     Description

Exhibit 99.1                     Press Release dated November 8, 2006